SLM CORPORATION Q3 2013 Investor Presentation OCTOBER 29, 2013 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Financial Measures
The following information is current as of October 29, 2013 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31,
2012 (the “2012 Form 10-K”), and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the
2012 Form 10-K (filed with the SEC on February 26, 2013).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2012 and subsequent filings with the Securities and Exchange
Commission; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the company is a party; credit risk associated with the company’s exposure to third parties, including counterparties to the company’s derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures to successfully implement cost-cutting and adverse effects of such initiatives on its business; risks associated with restructuring initiatives, including the company’s recently announced strategic plan to separate its existing operations into two separate publicly traded companies; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally;
increased competition from banks and other consumer lenders; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-
market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of the company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see
“Core Earnings — Definition and Limitations” in the Company’s third quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

SLM Corporation
The U.S. Student Loan Market Page 4
SLM Corporation Overview Page 9
Credit Quality Page 17
Funding Diversity and Liquidity Page 29
Risk-Adjusted Capital Page 39
FFELP ABS Appendix Page 42
Private Education Loan ABS Appendix Page 47
SLM Appendix Page 68

4 The U.S. Student Loan Market

Favorable Student Loan Market Trends
Source: Trends in College
Pricing.©
2013 The College Board,.
www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Higher Education Enrollment (millions)
SOURCE:U.S.Department of Education,National Center for Education Statistics,Higher Education General Information Survey(HEGIS),
"Fall Enrollment in Colleges and Universities" surveys, 1970 and 1980; Integrated Postsecondary Education Data System (IPEDS),
"Fall Enrollment Survey" (IPEDS-EF:90-99); IPEDS Spring 2001 through Spring 2012, Enrollment component; and Projections of
Education Statistics to 2021. U.S. Department of Commerce, Census Bureau, Current Population Survey (CPS), October, selected years, 1970 through 2011. (This table was prepared December 2012.)
Annual Cost of Education ($ thousands)
Source: CBO May 2013 Baseline Projections for the Student Loan Program by fiscal year
Note: Excludes consolidation volume
Federal Student Loan Origination Volume ($ billions)
Relationship Between Higher Education, Income and Employment
Source: U.S. Bureau of Labor Statistics, Current Population Survey, 2012 Annual Social and Economic
Supplement. Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Annual Average 2012. Represents unemployment for civilian non-institutional population over age 25.

6 College Grads Experience Lower Levels of Unemployment Source: U.S. Bureau of Labor Statistics as of 9/30/2013

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2012-13 project that 21 million students will enroll in higher education and incur costs of over $438 billion; $7 billion of which is funded by private education loans
Role of Private Education Loans
Source: Trends in College Pricing
.©
2013 The College Board,. www.collegeboard.org,
U.S. Department of Education 2013
Cost of College (Based on a Four-Year Term)
Estimated Total Cost of Education (in billions)
2012/2013 Academic Year
Sources: Department of Education, College Board, McKinsey & Company, MeasureOne, National
Student Clearinghouse, Company Analysis

2012-13 academic year market share approximately 51%
Private Education Loan Industry Originations
Source: Trends in Student Aid.©
2012 The College Board,. www.collegeboard.org,
industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.
Private Education Loan originations declined from their peak as a result of an increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.

9 SLM Corporation Overview

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP   and Private Education Loans
Serving 25 million unique customers
$144 billion student loan portfolio, 74% of which
is insured or guaranteed
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
SLM Corporation
1
Federal Family Education Loan Program (“FFELP”).
1

As of September 30, 2013 Net of provision A Brief Corporate History As of October 25, 2013 11

Q3 13 “Core Earnings” Summary
*
* For a GAAP to “Core Earnings” reconciliation, see slide 69
($ millions, except per share amounts) Q3 13 Q2 13 Q3 12
EPS (Reported) $0.60 $1.02 $0.58
Net Income $271 $462 $277
Net Interest Income $688 $675 $718
Loan Loss Provision $207 $201 $270
Fee and Other Income $199 $456 $210
Operating Expenses $257 $244 $220
Average Student Loans $145,585 $152,135 $167,166

Consumer Lending Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q3 13 Q2 13 Q3 12
Private Originations $1,498 $368 $1,349
Average Private Education Loans $38,102 $38,154 $37,545
Net Interest Income after Provision - Private $238 $235 $156
Net Interest Margin - Private Education
(1) 4.24% 4.12% 4.05%
Operating Expenses $85 $77 $68
Operating Expenses as a % of Revenues
(2) 34% 31% 40%
Net Income $105 $107 $62
(1) Includes non-GAAP adjustments of 0.03%, 0.04%, and 0.08%, respectively, related to the accounting for derivative instruments.
(2) Calculated as Direct Operating Expenses divided by Net Interest Income after Provision plus Total Other Income

Business Services Segment Earnings Detail – “Core Earnings” Basis
(millions) Q3 13 Q2 13 Q3 12
Intercompany loan servicing $123 $137 $164
Third-party loan servicing $40 $33 $26
Guarantor servicing $10 $10 $11
Contingency revenue $104 $109 $85
Net Income $124 $167 $133
Department of Education Accounts Serviced 5.7 5.2 4.1
Contingency Collections Inventory 15,209 14,607 13,884

FFELP Loan Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q3 13 Q2 13 Q3 12
Average FFELP Loans $107,483 $113,981 $129,621
Net Interest Income after Provision - FFELP $251 $244 $298
Net Interest Margin - FFELP
(1) 0.93% 0.87% 0.92%
Operating Expenses $129 $144 $171
OpEx Annualized as a % of Average FFELP Loans 0.50% 0.51% 0.54%
Net Income $92 $237 $94
(1) Includes non-GAAP adjustments of (0.41%), (0.38%), and (0.32%) respectively, related to the accounting for derivative instruments.
$257 million in gains from residual interest sales in Q2 13

Operations Locations
Corporate Headquarters
Fishers, IN
•
Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance/Accounting
•
Legal
•
Information Technology
New York State
(Arcade, Perry,
Horseheads)
•
Collections
Cincinnati, OH
•
Collections
Salt Lake City, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Executive Offices
•
Credit &Collections
•
Customer Resolution
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
Rewards
• Business  Dev.
Muncie, IN
• Collections

17 Credit Quality

Private Education Loan Portfolio Characteristics
– $38 billion portfolio
– 26% of SLM’s total student loan portfolio
– Approximately 67% of portfolio has a cosigner, typically a parent
– Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of September 30, 2013

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows the customer to defer payments while in-school
Variable and Fixed Interest Rate Options
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities are employed at both the customer and cosigner level
All loans are certified by the school’s financial aid office to ensure that proceeds are used for education expenses
SLM’s Private Education Smart Option Student Loan Products

Private Education Loans – High Quality Originations
Originations of $2.3 bn in 2010 had an average winning FICO of 739 and 89% were cosigned.
Originations of $2.7 bn in 2011 had an average winning FICO of 748 and 91% were cosigned.
Originations of $3.3 bn in 2012 had an average winning FICO of 748 and 90% were cosigned
YTD 2013 originations of $3.3 bn have an average winning FICO of 746 and 90% are cosigned

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
Consumer Lending Segment – High Quality Portfolio

+
=
Private Education
Loans
(2)
25%
U.S. Government
Guaranteed Loans
(2)
75%
Charge-Offs
(1)
= 0.07%
Charge-Offs
(1)
= 2.27%
Total Charge-Offs
(1)
= 0.62%
(1) All data as of Nine Months Ended September 30, 2013. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan Portfolio
(2)
SLM Loan Losses

Private Credit Default Performance
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of September 30, 2013

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q313 Q213 Q113 Q412 Q312
Charge-offs - Traditional Portfolio
(1) 2.1% 2.1% 2.5% 3.4% 2.6%
Charge-offs - Non-Traditional Portfolio
(1) 8.8% 9.1% 8.7% 13.2% 10.5%
Charge-offs - Total Portfolio
(1) 2.6% 2.7% 3.0% 4.2% 3.2%
90+ Day Delinq as a % of Repay - Traditional Portfolio 3.2% 3.1% 3.3% 3.9% 4.4%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 11.1% 10.2% 11.2% 12.6% 14.6%
90+ Day Delinq as a % of Repay - Total Portfolio 3.8% 3.6% 3.9% 4.6% 5.3%
Forb as a % of Forb & Repay - Traditional Portfolio 3.2% 3.4% 3.2% 3.3% 3.1%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 5.4% 5.5% 5.1% 5.1% 5.0%
Forb as a % of Forb & Repay - Total Portfolio 3.4% 3.5% 3.4% 3.5% 3.2%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.5% 5.6% 5.7% 5.7% 5.8%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 22.4% 21.0% 21.0% 20.7% 21.5%
Allowance as a % of Loans in Repay - Total Portfolio 6.8% 6.8% 6.9% 6.9% 7.1%
Private Education Loan Portfolio Performance

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Traditional Loans with a Cosigner Q313 Q213 Q113 Q412 Q312
Outstanding Balance as a % of Total
65% 64% 63% 62% 62%
90+ Delinquency as a % of Repayment
2.4% 2.3% 2.4% 2.9% 3.2%
Forbearance as a % of Repayment & Forbearance
3.2% 3.3% 3.2% 3.3% 2.9%
Charge-Offs as a % of Repayment
(1)
1.4% 1.4% 1.6% 2.1% 1.6%
Traditional Loans without a Cosigner Q313 Q213 Q113 Q412 Q312
Outstanding Balance as a % of Total
28% 29% 29% 30% 30%
90+ Delinquency as a % of Repayment
4.9% 4.6% 5.1% 5.8% 6.7%
Forbearance as a % of Repayment & Forbearance
3.3% 3.6% 3.3% 3.4% 3.3%
Charge-Offs as a % of Repayment
(1)
3.7% 3.7% 4.3% 5.9% 4.5%
Non-Traditional Loans with a Cosigner Q313 Q213 Q113 Q412 Q312
Outstanding Balance as a % of Total
2% 2% 2% 3% 3%
90+ Delinquency as a % of Repayment
9.4% 8.7% 9.5% 10.9% 12.3%
Forbearance as a % of Repayment & Forbearance
7.0% 6.8% 6.6% 6.5% 6.2%
Charge-Offs as a % of Repayment
(1)
5.9% 6.2% 5.6% 8.8% 6.9%
Non-Traditional Loans without a Cosigner Q313 Q213 Q113 Q412 Q312
Outstanding Balance as a % of Total
5% 5% 6% 6% 6%
90+ Delinquency as a % of Repayment
11.9% 10.9% 12.0% 13.3% 15.6%
Forbearance as a % of Repayment & Forbearance
4.8% 5.0% 4.5% 4.6% 4.5%
Charge-Offs as a % of Repayment
(1)
10.0% 10.3% 10.0% 15.0% 11.9%
Private Education Loan Portfolio Performance

September 30, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,112
Loans in Forbearance 451 8.5% 167 3.2% 142 2.4% 88 1.9% 123 1.3% 971 3.2%
Loans in Repayment- Current 4,186 79.0% 4,688 87.9% 5,281 90.4% 4,153 91.7% 8,707 94.2% 27,015 89.3%
Loans in Repayment- Delinq 31-60 days 204 3.9% 162 3.0% 155 2.6% 114 2.5% 177 1.9% 812 2.7%
Loans in Repayment- Delinq 61-90 days 169 3.2% 106 2.0% 91 1.6% 65 1.4% 88 1.0% 519 1.7%
Loans in Repayment- Delinq 90 + days 285 5.4% 209 3.9% 173 3.0% 112 2.5% 145 1.6% 924 3.1%
5,295 $        100% 5,332 $        100% 5,842 $        100% 4,532 $        100% 9,240 $          100% 30,241 $     100%
Charge-offs as a % of loans in repayment 4.6% 2.7% 1.7% 1.3% 0.9% 2.1%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 429
Loans in Forbearance 78 13.9% 20 4.7% 15 3.8% 9 2.8% 15 1.9% 137 5.5%
Loans in Repayment- Current 296 52.8% 299 68.9% 287 74.7% 271 79.8% 688 85.9% 1,841 73.1%
Loans in Repayment- Delinq 31-60 days 43 7.7% 31 7.2% 25 6.6% 20 5.9% 35 4.4% 154 6.1%
Loans in Repayment- Delinq 61-90 days 45 8.1% 25 5.8% 18 4.6% 12 3.5% 22 2.7% 122 4.8%
Loans in Repayment- Delinq 90 + days 98 17.5% 58 13.4% 40 10.3% 27 8.0% 41 5.1% 264 10.5%
560 $           100% 433 $           100% 385 $           100% 339 $           100% 801 $             100% 2,518 $        100%
Charge-offs as a % of loans in repayment 16.2% 12.5% 7.3% 5.3% 3.6% 8.8%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 6,541
Loans in Forbearance 529 9.1% 187 3.3% 157 2.5% 97 2.0% 138 1.4% 1,108 3.4%
Loans in Repayment- Current 4,482 76.6% 4,987 86.5% 5,568 89.4% 4,424 90.8% 9,395 93.6% 28,856 88.1%
Loans in Repayment- Delinq 31-60 days 247 4.2% 193 3.3% 180 2.9% 134 2.7% 212 2.1% 966 2.9%
Loans in Repayment- Delinq 61-90 days 214 3.6% 131 2.3% 109 1.8% 77 1.6% 110 1.1% 641 2.0%
Loans in Repayment- Delinq 90 + days 383 6.5% 267 4.6% 213 3.4% 139 2.9% 186 1.8% 1,188 3.6%
5,855 $        100% 5,765 $        100% 6,227 $        100% 4,871 $        100% 10,041 $        100% 32,759 $     100%
Charge-offs as a % of loans in repayment 5.6% 3.4% 2.0% 1.6% 1.1% 2.6%
Total
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
(Dollars in millions)
Loan Seasoning

(Dollars in millions)
June 30, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,475
Loans in Forbearance 498 7.8% 170 3.2% 149 2.7% 86 1.9% 112 1.3% 1,015 3.4%
Loans in Repayment- Current 5,249 81.8% 4,683 89.2% 4,996 91.0% 4,169 93.1% 8,121 95.2% 27,218 90.2%
Loans in Repayment- Delinq 31-60 days 201 3.1% 126 2.4% 117 2.1% 84 1.9% 122 1.4% 650 2.1%
Loans in Repayment- Delinq 61-90 days 137 2.1% 77 1.5% 73 1.3% 45 1.0% 63 0.7% 395 1.3%
Loans in Repayment- Delinq 90 + days 334 5.2% 193 3.7% 155 2.8% 95 2.1% 115 1.4% 892 3.0%
6,419 $    100% 5,249 $    100% 5,490 $    100% 4,479 $    100% 8,533 $     100% 30,170 $  100%
Charge-offs as a % of loans in repayment 4.8% 2.3% 1.7% 1.2% 0.9% 2.1%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 421
Loans in Forbearance 86 12.1% 22 5.1% 13 3.4% 10 2.8% 14 1.8% 145 5.5%
Loans in Repayment- Current 422 59.2% 313
72.5%
307 79.0% 286 83.3% 650 87.8% 1,978 75.6%
Loans in Repayment- Delinq 31-60 days 53 7.4% 26 6.1% 20 5.1% 15 4.4% 28 3.8% 142 5.4%
Loans in Repayment- Delinq 61-90 days 44 6.2% 18 4.1% 13 3.4% 9 2.7% 16 2.2% 100 3.8%
Loans in Repayment- Delinq 90 + days 108 15.1% 53 12.2% 35 9.1% 23 6.8% 33 4.4% 252 9.6%
713 $       100% 432 $       100% 388 $       100% 343 $       100% 741 $        100% 2,617 $    100%
Charge-offs as a % of loans in repayment 17.4% 10.6% 6.6% 4.2% 3.1% 9.1%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 5,896
Loans in Forbearance 584 8.2% 192 3.4% 162 2.8% 96 2.0% 126 1.4% 1,160 3.5%
Loans in Repayment- Current 5,671 79.5% 4,996 87.9% 5,303 90.2% 4,455 92.4% 8,771 94.6% 29,196 89.0%
Loans in Repayment- Delinq 31-60 days 254 3.6% 152 2.7% 137 2.3% 99 2.1% 150 1.6% 792 2.4%
Loans in Repayment- Delinq 61-90 days 181 2.5% 95 1.7% 86 1.5% 54 1.1% 79 0.9% 495 1.5%
Loans in Repayment- Delinq 90 + days 442 6.2% 246 4.3% 190 3.2% 118 2.4% 148 1.6% 1,144 3.5%
7,132 $    100% 5,681 $    100% 5,878 $    100% 4,822 $    100% 9,274 $     100% 32,787 $  100%
Charge-offs as a % of loans in repayment 6.1% 2.9% 2.1% 1.5% 1.1% 2.7%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
Loan Seasoning

28 (Dollars in millions) Loan Seasoning

29 Funding Diversity and Liquidity

Issued $3.1 billion of Private ABS
Issued $5.5 billion of FFELP ABS
Refinanced $1.3 billion of FFELP reset rate notes to term
Issued $2.8 billion of long-term unsecured debt
Repurchased $800 million of outstanding unsecured debt through tender offers
Sold residual interests in five FFELP securitization trusts totaling $12.5 billion of assets
Closed on a $6.8 billion FFELP ABCP facility and a $1.1 billion Private asset-backed borrowing facility
Returned $400 million to shareholders through common share repurchases and announced a new
$400 million common share repurchase program
2013 Capital Markets Summary

Non-Consolidation FFELP Non-Consolidation FFELP Non-Consolidation FFELP
Issue $996M SLM Trust 2013-5 $747M SLM Trust 2013-4 $1,246M SLM Trust 2013-3
Pricing Date September 11, 2013 August 6, 2013 June 12, 2013
Collateral US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
Prepayment
Speed
(1)
6% Constant Prepayment Rate 6% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $203    1.0     L+26
A-2   Aaa       $256    3.0     L+45
A-3   Aaa       $509    6.8     L+70
B       Aa1        $27    9.1     L+220
Moody’s Amt WAL
(1)
Pricing
(2)
A      Aaa        $726    4.4     L+55
B      Aa1          $21    8.9     L+225
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $262    1.0     L+26
A-2   Aaa       $315    3.0     L+36
A-3   Aaa       $634    6.7     L+60
B       Aa1        $35    8.9     L+240
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.

Recent SLM Private Education Loan ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate A-2 tranches were 2.96%, 1.86% and 1.78%, for 2013-C, 2013-B, and 2012-A, respectively. Yield on fixed rate B tranches were 4.86%, 3.69% and
3.48%, for 2013-C, 2013-B and 2013-A, respectively.
Private Education Loans Private Education Loans Private Education Loans
Issue $624M SLM Trust 2013-C $1,135M SLM Trust 2013-B $1,108M SLM Trust 2013-A
Pricing Date September 18, 2013 April 25, 2013 February 27, 2013
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4% 4%
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $300     1.8      L+85
A-2A   Aaa      $131     4.5     s+135
A-2B   Aaa      $131     4.5     L+140
B         A            $62 5.9 s+275
Total                 $624     3.3     L+147
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $680     1.7      L+65
A-2A   Aaa      $245     4.8     s+105
A-2B   Aaa      $100     4.8     L+110
B         A          $110 6.0 s+260
Total             $1,135     3.1     L+120
Moody’s Amt WAL (1) Pricing (2)
A-1      Aaa      $690    1.8     L+60
A-2A   Aaa      $143     4.6     s+95
A-2B   Aaa      $143     4.6     L+105
B         A          $132 5.7 s+238
Total             $1,108     2.9     L+115

*
Gross loans, Numbers may not add due to rounding.
Funded to Term, $107 Bn
Fixed Spread Liabilities, $25 Bn
Conduits, $11 Bn
High Percentage of Student Loans Funded to Term
$144* Billion Student Loan Portfolio
as of September 30, 2013
FFELP ABCP Conduit, $8 Bn
Private ABCP Conduit, $1 Bn
FHLB, $2 Bn
FFELP Consolidation Term ABS, $59 Bn
FFELP Non-Consolidation Term ABS, $29 Bn
Private Term ABS, $19 Bn

34 Note: Does not include Sallie Mae Bank or Subsidiary funding Total unsecured debt outstanding of $18.9 billion Unsecured Debt Maturities

35 Secured Cash Flow Note: Totals may not add due to rounding, As of September 30, 2013 * Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

Projected Cash Flows From FFELP Portfolio
*
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4.0%), Consolidation (3.0%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $8.1 Billion
Total Cash Flows from Projected Servicing Revenues = $4.3 Billion as of  9/30/13 2013 2014 2015 2016 2017 2018 2019 2020
Projected FFELP Average Balance $102,743 $97,107 $87,813 $78,744 $70,129 $61,795 $54,069 $46,878
Projected Excess Spread $270 $840 $819 $812 $768 $698 $628 $557
Projected Servicing Revenue $132 $559 $507 $477 $426 $374 $325 $279
Projected Total Revenue $402 $1,399 $1,326 $1,290 $1,194 $1,071 $953 $836
2021 2022 2023 2024 2025 2026 2027 2028 - 2033
Projected FFELP Average Balance $40,251 $34,204 $29,073 $24,931 $21,055 $17,375 $13,915 $5,563
Projected Excess Spread $490 $425 $342 $287 $258 $223 $190 $501
Projected Servicing Revenue $237 $198 $165 $141 $120 $100 $82 $206
Projected Total Revenue $727 $623 $507 $428 $379 $324 $271 $707

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Total assets of $9.7 billion at September 30, 2013
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate, brokered and direct retail deposits
– 16.3% Total Risk-based Capital at September 30, 2013
– Dividends of $120 million paid 2013 YTD
Deposit taking activities
– Deposits totaled $8.1 billion at September 30, 2013
• $4.7 billion Brokered Deposits
• $3.4 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 17.5 months
– Total deposits increased 28% over 3Q12 and 6% versus 2Q13
Sallie Mae Bank

38 Sallie Mae Bank – Capital & Deposits *Primarily affiliate deposit accounts with no stated maturities

39 Risk-Adjusted Capital

Strong Capital Position
* “Tangible Economic Capital” and “Available Risk Capital” are non-GAAP financial measures. The reconciliation to GAAP capital is shown on this slide.
($ in Billions) Q3 13 Q2 13 Q3 12
Q1 13 Q4 12 Q3 12
GAAP Capital $5.6 $5.4 $4.9
Goodwill & Intangibles (0.4)            (0.4)        (0.5)
Derivative Mark-to-Market 0.9             0.9          1.2
Unamortized Premiums from Floors 0.4             0.5          0.6
Tangible Economic Capital $6.5 $6.4 $6.3
Private Loan Reserve 2.1             2.1          2.2
Available Risk Capital $8.7 $8.5 $8.5
Risk Assets (Before Loan Loss Reserves)
Private Credit $39.9 $39.3 $39.3
Other Risk Assets 1.1             1.0          1.1
Total Risk Assets $41.0 $40.2 $40.4
Capital to Risk Assets: 21.2% 21.2% 21.0%

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
11% of
Assets
Private
Education
Loans
23% of
Assets
FFELP
Loans
66% of
Assets
Based on Risk
*Other Assets includes $436 million of goodwill & intangible assets for which capital is allocated at 100%

42 FFELP ABS Appendix

Federal Student Loan Market
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2012 ($ in billions)
Source:  Department of Education, U.S. Department of Education FY 2012 Agency Financial Report

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

SLM Stafford/PLUS ABS Trusts
Prepayment Analysis
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
Historical SLM Stafford/PLUS ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Prepayment Analysis
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers’ loans
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
SLM Consolidation ABS Trusts
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

47 Private Education Loan ABS Appendix

SLM Private Education Loan ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued over $250 billion in Private and FFELP ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with expected originations of at least $3.8 billion in 2013
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of Private Education Loan
ABS
Executed 3 transactions in 2011 totaling $2.1 billion
Executed 5 transactions in 2012 totaling $4.2 billion
Executed 4 transactions in 2013 YTD totaling $3.1 billion

Issue size of $500M to $1.5B
Triple-A rated senior notes, Single-A rated
subordinated notes
20-30% Triple-A overcollateralization
Multiple tranches with 2, 5, and/or 7 yr average
lives
Fixed rate or floating rate tied to 1 month LIBOR
Full-turbo structure
Collateralized by loans made to students and
parents to fund college tuition, room and board
Underwritten using FICO, Custom Scorecard &
judgmental criteria w/riskbased pricing
~80% with cosigners, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

(1) Smart Option loans subject to interim interest only and $25 fixed monthly payments are classified as in Repayment.
(2) Assumes Prime/LIBOR spread of 3.05% for 2013-C, 2013-B and 2013-A and 2.75% for all previous transactions.
SLM Private Education Loan ABS Summary
10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C
Bond Amount ($mil) 1,550 869 1,701 562 825 721 547 891 1,135 640 976 1,108 1,135 624
Initial AAA Enhancement (%) 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28%
Total Enhancement (%) 23% 21% 18% 24% 27% 26% 25% 25% 21% 15% 13% 20%
Loan Program (%)
Signature/Law/MBA/Med 76% 46% 89% 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26%
Smart Option -- -- -- -- -- 10% 20% 30% 40% 45% 48% 63% 63% 64%
Consolidation 1% 8% 11% 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0%
Direct to Consumer 10% 20% -- 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10%
Career Training 13% 26% -- 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0%
   Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%)
(1)
School, Grace, Deferment 63% 12% 36% 55% 55% 37% 25% 20% 16% 11% 13% 8% 7% 30%
Repayment 32% 85% 60% 43% 43% 60% 73% 78% 81% 87% 85% 90% 91% 69%
Forbearance 5% 3% 3% 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1%
Wtd Avg Term to Maturity (Mo.) 190 169 194 192 189 182 171 164 151 144 148 144 146 143
% Loans with Cosigner 72% 65% 62% 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81%
% Loans with No Cosigner 28% 35% 38% 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19%
Wtd Avg FICO at Origination 739 734 727 737 736 733 735 736 737 740 733 741 740 740
Wtd Avg Recent FICO at Issuance 725 732 713 723 722 720 724 726 728 730 722 733 734 733
WA FICO (Cosigner at Origination) 749 744 742 747 745 744 745 745 745 748 741 751 750 749
WA FICO (Cosigner at Rescored) 739 740 733 736 731 734 732 734 735 738 728 745 746 745
WA FICO (Borrower at Origination) 714 712 701 709 710 704 705 705 707 710 702 703 702 705
WA FICO (Borrower at Rescored) 691 716 679 690 695 688 700 700 702 698 696 683 684 682
Wtd Avg LIBOR Equivalent Margin
(2)
7.09% 5.26% 4.64% 7.35% 7.17% 6.23% 6.60% 6.86% 7.02% 7.07% 7.34% 6.65% 6.66% 6.90%

51 Constraining rating agency triple-A gross default stress levels at issuance Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.

Private Education ABS Trusts: Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

SLM Private Education ABS Trusts: 90+ Day Delinquencies
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance policy and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

SLM Private Education ABS Trusts: Annualized Gross Charge-offs
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equalled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

SLM Private Education Loan Gross Defaults
As of August 31, 2013
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2) Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including:  bankruptcy stay, deferment, forbearance or delinquency.

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-
term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices
– The 2005 cohort had a recovery rate of 27% eight years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the
27% life-of loan recovery expectation remains in place

SLM Private Education Loan ABS Trusts – Prepayment Analysis
Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008

The following cohort default triangles provide loan performance information for certain Private Education Loans of
SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
– Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
, Private
Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
• Undergraduate/Graduate at not-for-profit schools: > 640
• Undergraduate/Graduate at for-profit schools: > 670
• DTC loans: > 670
• Career Training loans: > 670
• Private Consolidation loans: > 640
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, cosigner status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

Cohort Default Triangles
Note: Data as of 9/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.4% 0.8% 0.4% 0.2% 1.5% 0.7% 0.4% 0.3% 0.0% 0.1% 5.0%
1999 $28 0.0% 0.0% 0.0% 0.1% 0.9% 0.6% 1.4% 0.4% 0.3% 1.0% 0.5% 0.2% 0.8% 0.3% 0.1% 0.0% 6.6%
2000 $70 0.0% 0.0% 0.0% 0.6% 1.1% 1.3% 0.6% 0.9% 1.5% 1.5% 1.0% 0.8% 0.4% 0.5% 0.0% 10.3%
2001 $187 0.0% 0.0% 0.1% 1.1% 1.4% 0.9% 1.8% 1.3% 2.3% 1.9% 1.5% 0.8% 0.5% 0.1% 13.6%
2002 $387 0.0% 0.2% 0.2% 1.2% 1.1% 1.8% 1.6% 2.3% 1.9% 1.3% 0.9% 0.5% 0.1% 13.2%
2003 $683 0.0% 0.2% 0.6% 1.0% 1.9% 1.6% 2.7% 2.4% 1.8% 1.2% 0.7% 0.1% 14.0%
2004 $1,132 0.0% 0.2% 0.3% 1.9% 1.8% 3.0% 2.9% 1.8% 1.3% 1.0% 0.1% 14.4%
2005 $1,538 0.0% 0.0% 0.4% 2.5% 3.7% 3.4% 2.1% 1.6% 1.1% 0.1% 15.0%
2006 $2,013 0.0% 0.1% 1.6% 3.7% 3.7% 2.5% 1.7% 1.3% 0.2% 14.9%
2007 $2,453 0.0% 0.4% 3.5% 4.6% 3.0% 2.0% 1.6% 0.2% 15.4%
2008 $2,935 0.0% 2.4% 4.2% 3.9% 2.5% 1.9% 0.3% 15.2%
2009 $3,271 0.0% 3.4% 3.7% 3.5% 2.3% 0.3% 13.1%
2010 $2,814 0.0% 3.5% 3.7% 3.2% 0.4% 10.9%
2011 $1,889 0.0% 3.0% 4.1% 0.5% 7.6%
2012 $1,110 0.0% 2.7% 0.8% 3.6%
Periodic Defaults by Years in Repayment
(2),(3)

Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 9/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $6 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.6% 1.0% 0.4% 0.0% 0.2% 1.1% 0.1% 0.0% 0.0% 0.1% 3.6%
1999 $14 0.0% 0.0% 0.0% 0.0% 0.4% 0.1% 0.9% 0.4% 0.2% 0.1% 0.4% 0.0% 0.1% 0.1% 0.1% 0.1% 2.9%
2000 $37 0.0% 0.0% 0.0% 0.5% 0.5% 0.7% 0.7% 0.4% 0.7% 1.2% 0.8% 0.9% 0.2% 0.5% 0.0% 7.2%
2001 $90 0.0% 0.0% 0.1% 0.7% 0.9% 0.6% 1.2% 1.0% 1.7% 1.4% 1.1% 0.8% 0.4% 0.1% 9.9%
2002 $196 0.0% 0.2% 0.1% 0.9% 0.6% 1.4% 0.8% 1.9% 1.5% 1.1% 0.7% 0.5% 0.0% 9.8%
2003 $367 0.0% 0.1% 0.3% 0.6% 1.0% 1.1% 2.2% 1.9% 1.3% 0.9% 0.7% 0.1% 10.1%
2004 $632 0.0% 0.2% 0.2% 1.0% 1.0% 2.2% 2.2% 1.4% 1.1% 0.9% 0.1% 10.1%
2005 $844 0.0% 0.0% 0.2% 1.4% 2.5% 2.3% 1.6% 1.2% 0.8% 0.1% 10.0%
2006 $1,121 0.0% 0.0% 0.7% 2.4% 2.4% 1.7% 1.3% 1.0% 0.2% 9.7%
2007 $1,409 0.0% 0.2% 2.1% 2.9% 2.0% 1.5% 1.2% 0.2% 10.0%
2008 $1,759 0.0% 1.2% 2.6% 2.7% 1.7% 1.4% 0.2% 9.8%
2009 $2,098 0.0% 1.9% 2.4% 2.3% 1.6% 0.2% 8.5%
2010 $1,887 0.0% 2.0% 2.3% 2.1% 0.2% 6.6%
2011 $1,366 0.0% 1.6% 2.5% 0.3% 4.4%
2012 $856 0.0% 1.6% 0.5% 2.0%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $5 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.6% 0.4% 0.4% 3.1% 0.2% 0.8% 0.8% 0.0% 0.2% 6.8%
1999 $14 0.0% 0.0% 0.0% 0.3% 1.3% 1.1% 1.9% 0.4% 0.3% 1.8% 0.6% 0.5% 1.4% 0.6% 0.1% 0.0% 10.3%
2000 $33 0.0% 0.0% 0.0% 0.8% 1.7% 2.1% 0.6% 1.5% 2.3% 2.0% 1.1% 0.7% 0.7% 0.4% 0.0% 13.8%
2001 $97 0.0% 0.0% 0.1% 1.6% 1.9% 1.2% 2.3% 1.5% 2.9% 2.3% 1.8% 0.9% 0.7% 0.1% 17.1%
2002 $190 0.0% 0.2% 0.2% 1.6% 1.7% 2.3% 2.4% 2.8% 2.4% 1.5% 1.1% 0.5% 0.1% 16.7%
2003 $315 0.0% 0.2% 0.9% 1.4% 2.9% 2.3% 3.3% 3.0% 2.3% 1.5% 0.7% 0.1% 18.6%
2004 $499 0.0% 0.3% 0.4% 3.2% 2.8% 4.1% 3.8% 2.3% 1.7% 1.2% 0.1% 19.9%
2005 $694 0.0% 0.1% 0.7% 3.9% 5.3% 4.7% 2.7% 2.1% 1.4% 0.1% 20.9%
2006 $892 0.0% 0.2% 2.7% 5.3% 5.4% 3.4% 2.3% 1.7% 0.2% 21.3%
2007 $1,044 0.0% 0.8% 5.5% 6.9% 4.3% 2.8% 2.2% 0.2% 22.6%
2008 $1,176 0.1% 4.0% 6.5% 5.8% 3.7% 2.7% 0.4% 23.3%
2009 $1,173 0.0% 6.0% 6.0% 5.6% 3.5% 0.4% 21.4%
2010 $926 0.0% 6.6% 6.6% 5.6% 0.6% 19.4%
2011 $522 0.0% 6.6% 8.3% 1.0% 15.9%
2012 $254 0.1% 6.7% 1.9% 8.7%
Periodic Defaults by Years in Repayment
(2),(3)
Undergraduate/Graduate
(1)
Without Co-signer

Note: Data as of 9/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $0.36 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 13.6% 0.0% 0.0% 12.6% 0.0% 5.1% 0.0% 0.4% 0.0% 31.7%
1999 $2 0.0% 0.0% 0.0% 2.3% 1.4% 2.1% 4.8% 0.0% 0.0% 0.0% 0.0% 0.9% 5.3% 0.0% 0.0% 0.0% 16.9%
2000 $2 0.0% 0.0% 0.0% 0.0% 2.8% 0.7% 3.2% 3.2% 3.7% 8.9% 0.0% 1.6% 0.0% 0.0% 0.0% 24.3%
2001 $7 0.0% 0.1% 0.1% 5.3% 2.2% 1.1% 4.3% 2.2% 0.8% 3.5% 1.5% 1.8% 0.4% 0.0% 23.3%
2002 $27 0.0% 0.0% 0.3% 2.0% 2.2% 2.1% 2.0% 2.8% 1.8% 1.3% 0.8% 0.6% 0.1% 16.1%
2003 $52 0.0% 0.2% 0.7% 2.5% 2.7% 2.2% 3.8% 3.0% 2.4% 1.5% 0.9% 0.3% 20.1%
2004 $126 0.0% 0.3% 0.6% 3.2% 3.0% 3.9% 4.7% 2.3% 1.8% 1.3% 0.2% 21.4%
2005 $175 0.0% 0.0% 0.7% 3.7% 5.3% 4.9% 2.7% 1.9% 1.3% 0.4% 20.9%
2006 $246 0.0% 0.2% 2.1% 5.0% 5.0% 3.2% 2.1% 1.8% 0.3% 19.6%
2007 $348 0.0% 0.5% 4.3% 6.5% 4.0% 2.5% 2.0% 0.4% 20.2%
2008 $475 0.0% 3.0% 5.9% 5.5% 3.1% 2.3% 0.4% 20.2%
2009 $567 0.0% 4.2% 5.0% 4.2% 2.9% 0.5% 16.8%
2010 $410 0.1% 4.5% 4.4% 4.2% 0.6% 13.9%
2011 $211 0.1% 4.4% 6.0% 0.9% 11.3%
2012 $101 0.0% 3.9% 1.6% 5.6%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.4% 0.4% 0.2% 1.1% 0.7% 0.3% 0.4% 0.0% 0.1% 4.2%
1999 $26 0.0% 0.0% 0.0% 0.0% 0.8% 0.5% 1.2% 0.4% 0.3% 1.0% 0.5% 0.2% 0.5% 0.4% 0.1% 0.0% 6.0%
2000 $68 0.0% 0.0% 0.0% 0.6% 1.0% 1.4% 0.5% 0.9% 1.4% 1.3% 1.0% 0.8% 0.5% 0.5% 0.0% 9.9%
2001 $180 0.0% 0.0% 0.1% 1.0% 1.4% 0.9% 1.7% 1.2% 2.4% 1.8% 1.5% 0.8% 0.5% 0.1% 13.2%
2002 $360 0.0% 0.2% 0.2% 1.2% 1.0% 1.8% 1.6% 2.3% 2.0% 1.3% 0.9% 0.5% 0.1% 13.0%
2003 $630 0.0% 0.2% 0.6% 0.8% 1.8% 1.6% 2.6% 2.4% 1.7% 1.1% 0.7% 0.1% 13.5%
2004 $1,006 0.0% 0.2% 0.2% 1.8% 1.6% 2.9% 2.6% 1.7% 1.3% 1.0% 0.1% 13.5%
2005 $1,362 0.0% 0.0% 0.4% 2.4% 3.5% 3.2% 2.0% 1.5% 1.0% 0.1% 14.2%
2006 $1,767 0.0% 0.1% 1.5% 3.5% 3.6% 2.4% 1.7% 1.3% 0.2% 14.2%
2007 $2,105 0.0% 0.4% 3.4% 4.3% 2.8% 1.9% 1.5% 0.2% 14.6%
2008 $2,460 0.0% 2.2% 3.9% 3.6% 2.4% 1.9% 0.2% 14.3%
2009 $2,705 0.0% 3.2% 3.4% 3.3% 2.2% 0.3% 12.4%
2010 $2,404 0.0% 3.4% 3.6% 3.1% 0.3% 10.3%
2011 $1,678 0.0% 2.8% 3.9% 0.4% 7.1%
2012 $1,010 0.0% 2.6% 0.7% 3.4%
Periodic Defaults by Years in Repayment
(2),(3)

Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 9/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0% 0.4% 0.4% 0.9% 0.9% 0.0% 0.0% 0.0% 0.0% 2.8%
1999 $6 0.0% 0.0% 0.0% 0.0% 0.5% 0.3% 1.7% 0.5% 0.2% 0.2% 0.0% 0.2% 0.0% 0.4% 0.0% 0.2% 4.2%
2000 $22 0.0% 0.0% 0.0% 0.3% 0.4% 0.4% 0.2% 0.3% 1.0% 1.0% 0.4% 0.5% 0.0% 0.2% 0.0% 4.8%
2001 $64 0.0% 0.0% 0.0% 0.6% 0.4% 0.4% 1.1% 0.8% 1.0% 0.7% 0.6% 0.7% 0.4% 0.0% 6.7%
2002 $137 0.0% 0.2% 0.1% 0.5% 0.4% 0.8% 0.6% 1.2% 0.9% 0.6% 0.5% 0.3% 0.0% 6.1%
2003 $249 0.0% 0.1% 0.2% 0.4% 0.6% 0.7% 1.2% 1.4% 0.9% 0.7% 0.5% 0.1% 6.8%
2004 $424 0.0% 0.1% 0.1% 0.7% 0.7% 1.4% 1.3% 0.9% 0.8% 0.6% 0.0% 6.7%
2005 $574 0.0% 0.0% 0.2% 1.0% 1.5% 1.5% 1.1% 0.9% 0.5% 0.1% 6.7%
2006 $762 0.0% 0.0% 0.5% 1.4% 1.5% 1.1% 0.8% 0.7% 0.1% 6.0%
2007 $938 0.0% 0.1% 1.2% 1.6% 1.1% 1.0% 0.8% 0.2% 5.9%
2008 $1,131 0.0% 0.7% 1.5% 1.4% 1.0% 0.9% 0.1% 5.6%
2009 $1,346 0.0% 1.1% 1.4% 1.3% 1.1% 0.1% 5.1%
2010 $1,217 0.0% 1.3% 1.5% 1.4% 0.2% 4.5%
2011 $844 0.0% 1.1% 1.6% 0.2% 3.0%
2012 $513 0.0% 1.2% 0.3% 1.6%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 2.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.8% 0.0% 0.0% 3.6%
1999 $8 0.0% 0.0% 0.0% 0.0% 0.5% 0.4% 0.7% 0.0% 0.3% 1.5% 0.7% 0.1% 0.8% 0.1% 0.0% 0.0% 5.1%
2000 $20 0.0% 0.0% 0.0% 0.4% 0.7% 1.3% 0.8% 1.1% 0.8% 1.3% 0.7% 0.6% 0.4% 0.8% 0.0% 8.8%
2001 $54 0.0% 0.0% 0.1% 0.9% 1.2% 0.5% 1.4% 0.9% 1.9% 1.4% 1.2% 0.9% 0.5% 0.0% 11.0%
2002 $111 0.0% 0.1% 0.1% 1.1% 1.0% 1.7% 1.4% 2.2% 1.4% 1.3% 0.8% 0.5% 0.1% 11.6%
2003 $194 0.0% 0.2% 0.5% 0.8% 1.6% 1.5% 2.4% 1.9% 1.8% 1.2% 0.6% 0.1% 12.6%
2004 $321 0.0% 0.2% 0.2% 1.7% 1.5% 2.5% 2.9% 1.8% 1.3% 1.0% 0.1% 13.2%
2005 $439 0.0% 0.0% 0.4% 2.2% 3.3% 2.9% 2.1% 1.4% 1.0% 0.1% 13.6%
2006 $553 0.0% 0.1% 1.3% 3.1% 3.4% 2.3% 1.6% 1.2% 0.2% 13.2%
2007 $659 0.0% 0.3% 2.9% 4.1% 2.7% 1.7% 1.5% 0.2% 13.4%
2008 $782 0.0% 2.0% 3.8% 3.5% 2.3% 1.8% 0.2% 13.7%
2009 $883 0.0% 3.0% 3.5% 3.3% 2.3% 0.3% 12.4%
2010 $740 0.0% 3.4% 3.7% 3.1% 0.3% 10.5%
2011 $486 0.0% 2.8% 4.0% 0.4% 7.3%
2012 $284 0.1% 2.5% 0.9% 3.4%
Periodic Defaults by Years in Repayment
(3),(4)

Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $2 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.5% 0.9% 0.0% 2.9% 2.3% 1.3% 0.2% 0.0% 0.3% 8.6%
1999 $6 0.0% 0.0% 0.0% 0.0% 1.1% 1.3% 2.3% 0.9% 0.3% 2.1% 0.5% 0.1% 0.8% 0.5% 0.4% 0.0% 10.4%
2000 $14 0.0% 0.0% 0.0% 1.3% 2.5% 2.3% 1.4% 1.6% 3.8% 3.0% 1.9% 1.5% 0.7% 0.5% 0.0% 20.5%
2001 $32 0.0% 0.0% 0.1% 2.3% 2.9% 2.0% 3.4% 2.6% 5.2% 3.8% 2.8% 1.1% 0.9% 0.1% 27.2%
2002 $61 0.0% 0.2% 0.4% 2.7% 2.3% 3.9% 3.1% 4.6% 4.2% 2.4% 1.6% 0.9% 0.1% 26.4%
2003 $107 0.0% 0.3% 1.3% 2.1% 4.1% 3.3% 5.4% 4.5% 3.5% 2.1% 1.2% 0.1% 28.1%
2004 $165 0.0% 0.5% 0.5% 4.4% 3.9% 6.5% 5.7% 3.5% 2.4% 1.9% 0.1% 29.3%
2005 $226 0.0% 0.1% 0.9% 5.4% 8.2% 7.0% 3.8% 3.3% 2.0% 0.1% 30.8%
2006 $296 0.0% 0.2% 3.7% 8.1% 7.8% 4.8% 3.5% 2.6% 0.4% 31.2%
2007 $351 0.0% 1.1% 8.0% 9.8% 6.0% 3.9% 3.1% 0.4% 32.3%
2008 $398 0.0% 5.4% 8.5% 8.1% 5.2% 3.8% 0.6% 31.6%
2009 $379 0.0% 8.2% 7.9% 7.2% 4.4% 0.6% 28.3%
2010 $311 0.0% 8.0% 8.2% 7.2% 0.7% 24.1%
2011 $202 0.0% 7.6% 9.5% 1.0% 18.2%
2012 $114 0.0% 7.0% 1.9% 8.9%
Periodic Defaults by Years in Repayment
(3),(4)
Note: Data as of 9/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.6% 0.6% 0.3% 0.5% 0.3% 2.8% 0.0% 0.5% 0.3% 0.1% 0.3% 6.2%
1999 $7 0.0% 0.0% 0.0% 0.5% 1.4% 0.5% 1.3% 0.3% 0.3% 0.1% 0.7% 0.5% 1.3% 0.4% 0.0% 0.0% 7.3%
2000 $14 0.0% 0.0% 0.0% 0.9% 1.4% 1.9% 0.2% 1.0% 0.9% 1.4% 1.4% 1.0% 0.9% 0.3% 0.0% 11.4%
2001 $37 0.0% 0.0% 0.1% 1.3% 2.1% 1.5% 1.9% 1.6% 2.7% 2.9% 2.0% 0.8% 0.6% 0.2% 17.7%
2002 $77 0.0% 0.2% 0.3% 1.6% 1.8% 2.4% 2.4% 2.9% 2.8% 1.5% 1.1% 0.6% 0.1% 17.7%
2003 $134 0.0% 0.1% 0.8% 1.3% 2.8% 2.2% 3.7% 3.3% 2.1% 1.3% 0.7% 0.1% 18.4%
2004 $222 0.0% 0.3% 0.5% 2.9% 2.6% 4.2% 3.8% 2.3% 1.7% 1.2% 0.2% 19.6%
2005 $298 0.0% 0.1% 0.7% 3.8% 5.3% 4.9% 2.7% 1.9% 1.4% 0.2% 20.9%
2006 $402 0.0% 0.2% 2.6% 5.6% 5.6% 3.6% 2.4% 1.7% 0.2% 21.8%
2007 $505 0.0% 0.7% 5.6% 7.4% 4.8% 3.0% 2.1% 0.2% 23.8%
2008 $623 0.0% 3.9% 6.9% 6.3% 3.7% 2.8% 0.4% 24.1%
2009 $664 0.1% 5.7% 6.1% 5.9% 3.5% 0.4% 21.7%
2010 $546 0.0% 6.1% 6.1% 5.2% 0.5% 18.0%
2011 $357 0.0% 4.9% 7.2% 0.9% 13.0%
2012 $200 0.1% 4.5% 1.3% 5.9%
Periodic Defaults by Years in Repayment (3),(4)

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 9/30/13.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 Total
2006 $249 0.0% 0.1% 0.1% 0.6% 0.6% 0.6% 0.4% 0.2% 0.0% 2.5%
2007 $675 0.0% 0.0% 0.2% 0.4% 0.6% 0.4% 0.4% 0.1% 2.2%
2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.6% 0.3% 2.6%
Periodic Defaults by Years in Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 Total
2006 $125 0.0% 0.4% 0.9% 1.5% 1.6% 1.5% 1.0% 1.1% 0.0% 8.1%
2007 $295 0.0% 0.0% 0.9% 1.0% 1.3% 1.0% 0.9% 0.2% 5.4%
2008 $133 0.0% 0.2% 1.7% 2.1% 1.7% 1.7% 0.7% 8.0%
Periodic Defaults by Years in Repayment
(1),(2)

Note: Data as of 9/30/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Year sin Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO > 670
(1)
DTC Without Co-signer, FICO > 670
(1)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total
2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 0.1% 0.4% 0.0% 0.2% 0.0% 1.3%
2005 $65 0.0% 0.1% 0.8% 0.8% 1.4% 2.1% 1.2% 0.9% 0.8% 0.2% 8.3%
2006 $139 0.0% 0.7% 1.8% 4.5% 4.8% 2.4% 2.0% 2.0% 0.2% 18.3%
2007 $245 0.0% 0.6% 4.7% 6.2% 4.2% 2.7% 2.3% 0.4% 21.1%
2008 $369 0.0% 2.9% 5.9% 4.8% 3.5% 2.6% 0.5% 20.3%
2009 $398 0.0% 3.7% 4.1% 3.9% 2.9% 0.5% 15.0%
2010 $316 0.0% 3.5% 4.0% 4.3% 0.9% 12.8%
2011 $193 0.1% 3.7% 5.0% 1.1% 9.8%
2012 $105 0.0% 2.9% 1.9% 4.8%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total
2004 $2 0.0% 0.0% 1.6% 1.2% 0.6% 5.2% 2.2% 3.0% 1.2% 4.2% 0.0% 19.3%
2005 $19 0.0% 1.1% 2.1% 2.4% 4.1% 6.3% 2.8% 1.6% 0.7% 0.1% 21.2%
2006 $66 0.0% 1.4% 2.6% 6.6% 6.4% 4.0% 2.7% 2.4% 0.3% 26.4%
2007 $158 0.0% 1.0% 5.9% 8.1% 4.6% 3.7% 3.0% 0.5% 26.7%
2008 $256 0.0% 3.7% 7.9% 7.2% 4.2% 3.5% 0.6% 27.2%
2009 $235 0.0% 6.7% 6.2% 6.8% 4.8% 0.8% 25.3%
2010 $152 0.1% 8.3% 6.9% 8.4% 0.9% 24.6%
2011 $89 0.1% 7.8% 9.8% 1.8% 19.6%
2012 $47 0.0% 6.1% 3.4% 9.5%
Periodic Defaults by Years in Repayment
(2),(3)

67

Note: Data as of 9/30/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total
2003 $291 0.0% 0.4% 1.4% 1.6% 1.8% 1.4% 1.3% 1.0% 0.8% 0.5% 0.4% 0.1% 10.8%
2004 $383 0.0% 0.4% 1.5% 2.3% 1.8% 1.8% 1.7% 1.1% 0.8% 0.5% 0.1% 12.0%
2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.2% 1.5% 1.0% 0.7% 0.1% 12.7%
2006 $633 0.0% 0.4% 2.5% 3.5% 3.2% 2.2% 1.5% 1.0% 0.2% 14.5%
2007 $675 0.0% 0.5% 3.5% 3.9% 2.9% 1.8% 1.2% 0.3% 14.2%
2008 $594 0.0% 0.6% 4.2% 3.5% 2.2% 1.4% 0.3% 12.3%
2009 $186 0.0% 0.2% 1.9% 1.9% 1.3% 0.4% 5.7%
2010 $24 0.0% 0.5% 0.9% 0.8% 0.1% 2.3%
Periodic Defaults by Years in Repayment
(2),(3)

68 SLM Appendix

69 GAAP to “Core Earnings” Reconciliation

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance  - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors